SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of
                  the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant

      Preliminary Proxy Statement |X|
      Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))  |_|
      Definitive Proxy Statement |_|
      Definitive Additional Materials |_|
      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 |_|


                         AMERICAN LAND LEASE, INC.
   ---------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     No fee required.  |X|

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. |_|

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

     Fee paid previously with preliminary materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

  THESE MATERIALS CONSTITUTE PRELIMINARY PROXY MATERIALS. SOME OF THE INFORMATION IS PRESENTED AS IT IS EXPECTED TO EXIST WHEN DEFINITIVE PROXY MATERIALS ARE MAILED TO STOCKHOLDERS, AND WILL BE REVISED TO REFLECT FACTS THAT EXIST AT THAT TIME.

                              [ANL LETTERHEAD]




                                                       November __, 2000
To Our Stockholders:

      You are cordially invited to the 2000 Annual Meeting of Stockholders of American Land Lease, Inc., a Delaware corporation, to be held at 2000 S. Colorado Blvd., 10th Floor, Denver, Colorado on Wednesday, December 20, 2000, at 1:00 p.m., local time.

      The formal notice of the annual meeting and a proxy statement describing the matters to be acted upon at the annual meeting are contained in the following pages.

      Enclosed is a proxy that enables you to vote your shares on the matters to be considered at the annual meeting even if you are unable to attend the annual meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed postage-paid envelope as soon as possible for receipt prior to the annual meeting. Stockholders also are entitled to vote on any other matter that properly comes before the annual meeting.

      REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE BE SURE YOU ARE REPRESENTED AT THE ANNUAL MEETING BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

                                 SINCERELY,



                                 TERRY CONSIDINE
                                 Chairman of the Board and
                                 Chief Executive Officer



                         AMERICAN LAND LEASE, INC.
                            2637 MCCORMICK DRIVE
                         CLEARWATER, FLORIDA 33759
                               (727) 726-8868

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      The 2000 Annual Meeting of Stockholders of American Land Lease, Inc., a Delaware corporation (the "Company"), will be held at 2000 S. Colorado Blvd., 10th Floor, Denver, Colorado, on Wednesday, December 20, 2000, at 1:00 p.m., local time, to consider and act upon the following matters:

      1. the election of Todd Sheets as a Class I Director, to serve until the 2003 annual meeting of stockholders and until his successor is elected and qualified;

      2. a proposal to amend the Company's certificate of incorporation to reduce the total number of authorized shares of capital stock of the Company; and

      3. such other business as properly may come before the annual meeting and any adjournments or postponements thereof.

      Only stockholders of record at the close of business on November 17, 2000, the record date for the annual meeting, will be entitled to notice of and to vote at the annual meeting.

      The Board of Directors of the Company desires to have maximum representation at the annual meeting and requests that you mark, date, sign and timely return the enclosed proxy to the exchange agent, Wells Fargo Shareowner Services, at the address listed on the enclosed proxy in the postage-paid envelope provided whether or not you expect to attend the annual meeting in person.

                        BY ORDER OF THE BOARD OF DIRECTORS,


                        Robert G. Blatz
                        Secretary

November __, 2000



                        AMERICAN LAND LEASE, INC.
                          2637 MCCORMICK DRIVE
                       CLEARWATER, FLORIDA 33759
                             (727) 726-8868


                            PROXY STATEMENT
                     ANNUAL MEETING OF STOCKHOLDERS
                           DECEMBER 20, 2000


To Our Stockholders:

      This proxy statement is furnished to the holders of the common stock of American Land Lease, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 2000 Annual Meeting of Stockholders of the Company, to be held at 2000 S. Colorado Blvd., 10th Floor, Denver, Colorado, on Wednesday, December 20, 2000, at 1:00 p.m., local time, and at any adjournments or postponements thereof. The annual meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy materials, including this proxy statement, the accompanying proxy card and the Notice of Annual Meeting, are first being mailed to stockholders beginning on or about November [28], 2000. At the annual meeting, the holders of the Company's common stock will be asked to consider and vote upon the following proposals: (1) the election of Todd Sheets as a Class I Director, to serve until the annual meeting of stockholders in 2003 and until his successor is elected and qualified; and
(2) an amendment to the Company's certificate of incorporation to reduce the total number of authorized shares of capital stock of the Company.

                          GENERAL INFORMATION

      In this proxy statement, the words "the Company," "we," "our" and "us" refer to American Land Lease, Inc., a Delaware corporation and, as the context requires, its subsidiary entities.

SOLICITATION

      The enclosed proxy is being solicited by the Company. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and telegram by our directors and officers. No additional compensation will be paid to our directors and officers for the solicitation of proxies. We will employ MacKenzie Partners, Inc. to assist us in the solicitation of proxies. We expect to incur a fee of approximately $6,000, plus reimbursement of out-of-pocket expenses for this service. All costs of the solicitation will be paid solely by the Company. We will reimburse banks, brokers and others holding shares in their names or the names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such shares.

VOTING RIGHTS AND VOTES REQUIRED

      Holders of record of shares of the Company's common stock at the close of business on November 17, 2000, the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting. On the record date, 8,478,645 shares of the Company's common stock were outstanding. The presence, in person or by proxy, of holders of a majority of the shares of the Company's common stock entitled to vote at the annual meeting constitutes a quorum for the transaction of business at the annual meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

      Each share of the Company's common stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting. If you are voting by proxy, for your vote to be counted, your properly completed proxy must be received by the secretary of the Company prior to the time the vote is taken at the annual meeting. If your shares are held by your broker or other nominee in "street name," your broker will vote your shares only if you provide instructions as to how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares may not be voted by that broker.

      The affirmative vote of a plurality of all of the votes cast at the annual meeting for the election of directors (assuming a quorum is present) is necessary for the election of a director. For purposes of the election of directors, abstentions or "broker non-votes" will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

      The affirmative vote of a majority of the votes entitled to be cast by outstanding shares of voting stock of the Company is required to approve the proposal to amend the Company's certificate of incorporation to reduce the number of authorized shares of capital stock. For purposes of approval of the amendment proposal, abstentions or "broker non-votes" will have the same effect as votes against the amendment proposal.

      The directors and officers of the Company, collectively holding [ ] shares of the Company's common stock, have indicated that they will vote in favor of the election of Mr. Sheets and the amendment of the Company's certificate of incorporation.

VOTING OF PROXIES

      Shares of the Company's common stock represented by all properly executed proxies received prior to the vote at the annual meeting will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of the Company's common stock represented by such proxy will be voted "FOR" the election of Mr. Sheets as a director of the Company and "FOR" approval of the amendment of the Company's certificate of incorporation to reduce the number of authorized shares of capital stock. We currently know of no other business to be brought before the annual meeting other than as described herein. If any other matters are presented properly to the stockholders for action at the annual meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares of the Company's common stock represented by such proxy are entitled to vote.

REVOCABILITY OF PROXY

      You can change your vote at any time before the vote is taken at the annual meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the secretary of the Company. The secretary of the Company must receive the notice or new proxy card before the vote is taken at the annual meeting. Third, you can attend the annual meeting and vote in person. Simply attending the stockholder meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

ANNUAL REPORT; QUARTERLY REPORT

      Our 1999 Annual Report to Stockholders, including a copy of our 1999 Annual Report on Form 10-K (the "Annual Report"), was mailed to stockholders in March 2000. The Annual Report contains financial statements for the Company for the year ended December 31, 1999, but does not contain any financial or other information about the Company subsequent to our merger with Commercial Assets, Inc. ("Commercial Assets") in August 2000. A copy of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (the "Quarterly Report") was filed with the Securities Exchange Commission on November 14, 2000. The Quarterly Report includes financial information for the nine months ended September 30, 1999 and September 30, 2000, respectively, for the Company, taking into effect the merger of the Company with Commercial Assets in August 2000.

      Copies of the Annual Report and the Quarterly Report will be furnished, without exhibits, without charge to any person requesting a copy thereof in writing. Requests and inquiries should be addressed to Robert Blatz, 2637 McCormick Drive, Clearwater, Florida 33759.


                   PROPOSAL 1:  ELECTION OF DIRECTORS

      Our current charter and bylaws provide for three classes of directors with staggered terms of office. Nominees for each class serve for terms of three years and until the election and qualification of their successors or until their earlier resignation, death, disqualification or removal from office. Vacancies on the Board of Directors may be filled by a majority of the Board of Directors; provided, however, that if a majority of the Board of Directors shall be Independent Directors, the Independent Directors must nominate the replacements for vacancies among the Independent Directors. Each director elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of the stockholders, at which time the stockholders shall elect a director to serve the remaining term of the class into which such director is elected.

      The Board of Directors currently consists of five members, including one Class I Director, elected by the Board of Directors in November 2000 to serve until the annual meeting of stockholders in 2000, two Class II Directors whose terms expire at the annual meeting of stockholders in 2001 and two Class III Directors whose terms expire at the annual meeting of stockholders in 2002. Four individuals, Elliot H. Kline, Tim Schultz, Richard L. Robinson and William J. White, resigned as directors of the Company effective as of November 10, 2000. Upon receipt of these resignations, the Board of Directors approved the amendment of the Company's Bylaws to reduce the number of directors of the Company from eight to five. The Board of Directors has nominated Mr. Todd Sheets for election as a Class I Director to serve for a term of three years and until the election and qualification of his successor. Mr. Sheets has advised the Board of Directors that he is able and willing to serve as a director.

      The Company's Bylaws require the number of "Independent Directors" to be not less than four if the number of directors is eight or greater; not less than three if the number of directors is six or seven; and not less than two if the number of directors is less than six. An Independent Director is defined in the Company's Bylaws as a person "who is not affiliated, directly or indirectly, with the person or entity responsible for directing or performing the day-to-day business affairs of the corporation (the advisor), including a person or entity to which the advisor subcontracts substantially all of such functions, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or by serving as an officer or director of, the advisor or an affiliated business entity of the advisor." Our Independent Directors are Todd Sheets, Bruce D. Benson and Thomas L. Rhodes.

      At the annual meeting, one Class I Director will be elected to a term expiring at the 2003 annual meeting of stockholders. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' nominee, Todd Sheets, as a Class I Director of the Company. Neither management nor the Board of Directors of the Company knows of any reason why Mr. Sheets would be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a nominee proposed by the Board of Directors if Mr. Sheets becomes unavailable for election.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MR. SHEETS AS A DIRECTOR OF THE COMPANY.


         PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE COMPANY'S
          AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
       REDUCE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF
                              THE COMPANY


      The Company's certificate of incorporation presently authorizes the issuance of 50,000,000 shares of capital stock: 35,000,000 shares of common stock and 15,000,000 shares of preferred stock.

      The Company must pay annual franchise taxes to the State of Delaware based, in part, on its number of authorized shares of capital stock. As the Company does not currently anticipate a need to have authorized more than 4,000,000 shares of capital stock for issuance in the future, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's certificate of incorporation to reduce the number of authorized shares of capital stock and preferred stock so that there are 13,000,000 shares of total authorized capital stock:
12,000,000 shares of common stock and 1,000,000 shares of preferred stock.

      The text of the proposed amendment to the certificate of incorporation is attached to this Proxy Statement as Annex A.

      The affirmative vote of a majority of the outstanding shares of common stock is necessary to adopt the amendment.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO REDUCE THE AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY.


            DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

      Certain information with respect to our nominees for election as director, our continuing directors and our executive officers, as of November 20, 2000, appears below and was furnished in part by each such person.

      Each of our executive officers serves for a term of one year and until his or her successor is elected and qualified or until his or her earlier resignation or removal by the Board of Directors. There are no family relationships among any of our directors and executive officers.


                    Age    First Elected       Position(s) Held with the Company
                    ---    -------------       ---------------------------------
Terry Considine      52     September 1996      Chairman of the Board of Directors (Class II)
                                                and Chief Executive Officer
Thomas L. Rhodes     60     September 1996      Vice Chairman of the Board of Directors (Class III)
Bruce E. Moore       57     February 1998       Director (Class III), President and Acting Chief
                                                Financial Officer
Bruce D. Benson      61     October 1996        Independent Director (Class II)
Robert G. Blatz      38     February 1999       Chief Operating Officer and Secretary
Joseph W. Gaynor     54     January 2000        Vice President - Development
Todd Sheets          42     November 2000       Independent Director (Class I) and Chairman of the
                                                Audit and Compensation Committees
Shannon Smith        36     October 2000        Chief Accounting Officer and Treasurer

   Terry Considine has been chairman of the board of directors and chief executive officer of the Company since April 1998. From September 1996 to April 1998, Mr. Considine served as co-chairman of the board of directors and co-chief executive officer of the Company. He is the sole owner of Considine Investment Co. and has since July 1994 been the chairman of the board of directors and chief executive officer of Apartment Investment and Management Company ("AIMCO").

      Thomas L. Rhodes has been vice chairman of the board of directors of the Company since April 1998. From September 1996 to April 1998, Mr. Rhodes served as co-chairman of the board of directors and co-chief executive officer of the Company. Mr. Rhodes has been president of National Review magazine since 1992, where he has also served as a director since 1988. Prior to joining National Review as president, Mr. Rhodes held several positions at Goldman, Sachs & Co. He joined Goldman Sachs in 1974 and subsequently served as: vice president (1977-1982), vice chairman, Goldman Sachs Limited, London, England (1982-1985), and partner (1986-1992). Mr. Rhodes has served as a director of AIMCO since July 1994, the Lynde and Harry Bradley Foundation, Delphi Financial Group, Inc. and its subsidiaries, First Reliance Standard Life Insurance Company, Reliance Standard Life Insurance Company, and Reliance Standard Life Insurance Company of Texas since 1995, and Delphi International Ltd. and Oracle Reinsurance Ltd., since 1997.

      Bruce E. Moore was appointed president of the Company in February 1998. He is also currently serving as acting chief financial officer of the Company and served as acting secretary and treasurer of the Company from October to November 2000. Mr. Moore served as chief operating officer from February 1998 to November 2000. Mr. Moore is the founder and was the chief executive officer of Brandywine Financial Services Corporation and its affiliates, or "Brandywine", a private real estate firm specializing in various aspects of the real estate industry, including asset management, consulting, development, property management, brokerage and capital formation. He is a certified public accountant, holds a Masters in Accounting and a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania. Mr. Moore is a director and past president of the Media Youth Center, and a past advisory-board member for the Department of Recreation and Intercollegiate Athletics for the University of Pennsylvania and is a director of The CARE Foundation (Concerned Americans for Responsible Education). In addition, Mr. Moore is a member of the National Association of Real Estate Investment Trusts and the International Council of Shopping Centers.

   Bruce D. Benson has served as a director of the Company since October 1996 and previously served as a director of the Company from February 1992 through November 1993. For the past 32 years, he has been president and owner of Benson Mineral Group, Inc., a domestic oil and gas production company located in Denver, Colorado. He is also chairman, chief executive officer and president of United States Exploration, Inc., an oil and gas exploration company listed on the American Stock Exchange. He serves on numerous boards of trustees and boards of directors, including: chairman, Denver Zoological Foundation; past chairman and past president, Boy Scouts of America, Denver Area Council; trustee and past president of the board of trustees, Berkshire School, Sheffield, Massachusetts and trustee of Colorado Uplift. He is also a past president and past trustee, Smith College, Northampton, Massachusetts; past chairman, Colorado Commission on Higher Education; and past member, board of directors, University of Colorado Foundation; and chairman of the Total Learning Environmental Capital Campaign of the University of Colorado. In 1994, he was the Republican nominee for the Governor of Colorado.

   Robert G. Blatz was appointed our chief operating officer and secretary in November 2000. He functioned as the Company's executive vice president from February 1999 to November 2000, having been appointed to that position in September 1999. From June 1998 until joining the Company, he served as a senior associate for Coopers & Lybrand (predecessor to PricewaterhouseCoopers) as a consultant for management and financial systems. From May 1993 to June 1998, he was with the Heritage Foundation, a public policy organization, most recently as its vice president and chief financial officer. From May 1983 to May 1993, he served as an officer in the United States Army, in a variety of positions and assignments. Mr. Blatz received a BS from the United States Military Academy and an MBA from The George Washington University.

      Joseph W. Gaynor joined the Company as vice president of development in January 2000. From January 1986 through December 1999, Mr. Gaynor served as general counsel to Brandywine Corporation and its affiliates, a private real estate firm specializing in various aspects of the real estate industry, including development and property management of retail centers and manufactured home communities. In 1995, Mr. Gaynor became president of an affiliate of Brandywine in charge of new development. In May 1997, Mr. Gaynor became president of Community Acquisition and Development Corporation, the managing member of several limited liability companies which owned, leased and operated manufactured home communities in which the Company and Commercial Assets had interests. Prior to 1995, Mr. Gaynor was senior partner in the law firm of Gaynor, Decker & Young, P.A. and specialized in the development of retail shopping centers, hotels, marinas and manufactured home communities. Mr. Gaynor received his B.S. with honors from Rutgers University, earned his J.D. from Stetson University College of Law and was admitted to the Florida Bar in 1971. He is past chairman of St. Petersburg Downtown Redevelopment Committee and Port Authority, a past chairman of the board of Operation PAR, Inc. (Parental Awareness and Responsibility), a past chairman of the Tampa Bay Area Partnership for a Drug Free Florida, and a past chairman of the Pinellas Partnership for a Drug-Free Workplace.

   Todd Sheets has served as a director of the Company since November 2000. Since May of 2000, Mr. Sheets has served as Managing Director of Pinehill Capital Partners, Inc., an investment management firm which Mr. Sheets co-founded and which manages over $50 million of capital invested primarily in public companies. From 1985 to May, 2000, Mr. Sheets was employed in the investment banking division of Raymond James & Associates, Inc., most recently as a Managing Director in charge of the firm's real estate investment banking activities. During his tenure at Raymond James, Mr. Sheets was responsible for over $8 billion in transactions including public equity offerings, private equity financings, and mergers and acquisitions.

   Shannon Smith has served as the chief accounting officer and treasurer of the Company since October 2000. From March, 1997 to October 2000, Mr. Smith served as vice president and chief financial officer of Jemison-Demsey Holding Company, and other entities controlled by Jemison Investment Company, based in Alabama. Jemison-Demsey Holding Company manages interests in the flat-rolled steel service center business and metal building component manufacturing business. From March, 1991 to September, 1996, Mr. Smith served as the chief financial officer and Director for Schuler Industries, Inc. Schuler Industries is a diversified company with interests in multi-family and commercial real estate assets, capital equipment leasing, the manufacture of environ mental service equipment and steel fabrication. Mr. Smith is a graduate of Birmingham-Southern College and is a Certified Public Accountant.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

   The Board of Directors held three regular meetings in 1999. During 1999, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and all committees thereof on which he served.

   The audit committee of the Board of Directors held one meeting in 1999. Messrs. Sheets (Chairman), Benson and Rhodes are the current members of this committee. Messrs. Kline (Chairman), Robinson, Schultz and White comprised the audit committee through November 10, 2000, the date upon which each such person resigned his positions as a director of the Company and a member of the audit committee. Among other things, the audit committee reviews and approves the scope of the annual audit undertaken by our independent certified public accountants and meets with them as necessary to review the progress and results of their work as well as their recommendations. The audit committee also reviews our internal audit procedures and reporting systems.

      The compensation committee of the Board of Directors held one meeting in 1999. Messrs. Sheets (Chairman), Benson and Rhodes are the current members of this committee. Messrs. Benson (Chairman), Kline, Robinson, Schultz and White comprised the compensation committee through November 10, 2000, the date upon which each such person resigned his positions as a director of the Company and a member of the compensation committee. The compensation committee determines compensation for the chief executive officer and vice chairman of the Company, and reviews compensation policy for other executive officers.

   During 1999, we did not have a nominating committee or any other committee performing a similar function. Procedures for nominating persons to the Board of Directors are contained in our Bylaws.

AUDIT COMMITTEE

   As permitted by the New York Stock Exchange listing standards, the Board of Directors has determined in its business judgment to appoint Mr. Rhodes to the audit committee, having considered the fact that his past service as an officer of the Company prior to April 1998 means that he may not otherwise be independent under the New York Stock Exchange listing standards which may require a three year waiting period to April 2001. The Board of Directors reached this decision based on Mr. Rhodes' extensive financial background and experience, its determination that Mr. Rhodes' membership on the audit committee is required by the best interests of the Company and its shareholders. All of the other members of the Company's audit committee are independent, as defined in the New York Stock Exchange's listing standards.

   A copy of the audit committee's charter is attached hereto as Annex B. The audit committee did not issue a report for fiscal year 1999.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Our executive officers and directors, and persons who own more than 10% of our common stock, are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Copies of those reports also must be furnished to us. Based solely upon a review of the copies of reports furnished to us, we believe that for the year ended December 31, 1999, all filing requirements were timely met by our executive officers, directors and beneficial owners of more than 10% of our stock except as follows: Mr. Blatz was late filing his report on Form 3 relating to ownership of equity interests. Mr. White was late filing one report on Form 4 relating to a change in beneficial ownership.

EXECUTIVE COMPENSATION

      In the fiscal year ended December 31, 1999, neither Messrs. Considine nor Moore received any compensation in his capacity as chief executive officer and president and chief operating officer, respectively. Mr. Blatz received total salary and bonus in 1999 of $101,000 as the executive vice president - operations. Mr. Becker received total salary and bonus in 1999 of $150,000 as the chief financial officer, treasurer and secretary.

   In their capacity as executive officers, each of Messrs. Moore and Blatz received options to acquire shares of our common stock. Neither Messrs. Considine nor Moore, each of whom is a stockholder in the Company, was at any time on or prior to December 31, 1999, granted options to acquire shares of our common stock other than in his capacity as an executive officer.

   The following table sets forth, in summary form, the compensation paid by the Company to its chief executive officer, president and two executive officers of the Company during 1999 whose salaries exceeded $100,000 (the "Named Executive Officers"):


                       SUMMARY COMPENSATION TABLE


                                                          LONG TERM
                                                         COMPENSATION
                                  ANNUAL COMPENSATION       AWARDS
                                  -------------------     SECURITIES
                                                          UNDERLYING
NAME AND PRINCIPAL POSITIONS(1)  YEAR        SALARY ($)   OPTIONS (#)
------------------------------   ----        ----------   ------------
Terry Considine                  1999             -
Chief Executive Officer          1998             -                 300,000
                                 1997             -                    -

Bruce E. Moore                   1999             -                  25,000
President and Chief Operating    1998             -                 250,000
Officer                          1997             -                    -

Robert G. Blatz                  1999          101,000               80,000
Executive Vice President         1998             -                    -
Operations                       1997             -                    -

David M. Becker (1)              1999          150,000               10,000
Chief Financial Officer          1998          150,000               40,000
                                 1997             -                     -

----------
(1) Mr. Becker resigned as chief financial officer, secretary and treasurer of the Company effective October 1, 2000.

The following tables set forth certain information regarding stock options granted to the Named Executive Officers during 1999:

                    OPTION GRANTS IN LAST FISCAL YEAR


                                                                                      INDIVIDUAL GRANTS
                                                                                   POTENTIAL REALIZABLE VALUE
                          NUMBER OF                                                 AT ASSUMED ANNUAL RATES
                         SECURITIES     % OF TOTAL                                        OF STOCK PRICE
                         UNDERLYING    OPTIONS GRANTED                                  APPRECIATION FOR
                          OPTIONS     TO EMPLOYEES IN   EXERCISE       EXPIRATION         OPTION TERM
NAME                   GRANTED(#)(1)  FISCAL YEAR(%)   PRICE($/SH)(3)     DATE      5% ($)        10% ($)
----                  ---------------------------------------------       ----      ------        -------
Terry Considine             -               -             -                 -         -
Bruce E. Moore(1)         25,000          21.7%        15.0625           1/18/09   237,000        600,000
Robert G. Blatz           80,000(2)       69.6%        13.4375           9/12/09   676,000      1,713,000
David M. Becker(1)        10,000           8.7%         15.0625          1/18/09    95,000        240,000

----------
(1) During 1999, each of Messrs. Moore and Becker received options constituting non-qualified stock options to purchase shares of common stock under the 1998 Stock Incentive Plan. Their options are subject to a five-year vesting period such that no options vest until the third anniversary after the date of grant. Sixty percent of the options vest on the third anniversary and an additional 20% vest on each of the fourth and fifth anniversaries.

(2) During 1999, Mr. Blatz received options constituting non-qualified stock options to purchase 40,000 shares of common stock under the 1998 Stock Incentive Plan. Options are subject to a four-year vesting period such that 25% of such options vest on each of the first three anniversaries after the respective date of grant. Options for an additional 40,000 shares vested on the date of grant and the Company loaned $538,000 to Mr. Blatz which he used to exercise these options. The loan bears interest at 7.5% and matures September 12, 2009.

(3) The exercise price is equal to the fair market value of the common stock on the date of grant.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR END OPTION VALUES


                                           NUMBER OF SECURITIES
                     SHARES                UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                    ACQUIRED      VALUE      OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS AT
                  ON EXERCISE   REALIZED       YEAR-END (#)              FISCAL YEAR-END ($)
NAME                 (#)        ($)(1)    EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE(2)
----                 ---        ------    -------------------------  ----------------------------
Terry Considine      --           -          100,000/200,000                    0/0
Thomas L. Rhodes      -           -           33,334/66,666                     0/0
Bruce E. Moore        -           -          83,334/191,666                     0/0
Robert G. Blatz    40,000                       0/40,000                        0/0
David M. Becker      --          --          20,000/30,000                      0/0

----------

(1) Represents the product of (A) the difference between (i) the closing price of the common stock on the NYSE on the exercise date and (ii) the option exercise price and (B) the number of securities underlying such options.

(2) The value of unexercised in-the-money options is calculated by multiplying (A) the number of securities underlying such options by
      (B) the difference between (i) the closing price of the common stock at December 31, 1999 and (ii) the option exercise price.


DIRECTOR COMPENSATION

      During 1999, each of our non-employee directors received 2,300 shares of our common stock, plus an additional $300 for each meeting of the Board of Directors or committee thereof attended. In addition, all directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings. Mr. Rhodes did not receive any additional compensation in his capacity as vice chairman of the Board of Directors.

      Under the existing 1998 Stock Incentive Plan, on the date of the 1999 annual meeting of stockholders, all of our non-employee directors received an automatic grant of options to acquire 2,800 shares of the Company's common stock with an exercise price equal to the closing price of the Company's common stock on such date. Such options were immediately exercisable and have a term of 10 years.

      Under the 1998 Stock Incentive Plan, all of our non-employee directors will automatically receive annual grants of market-price options to acquire 2,800 shares of the Company's common stock on the date of each annual stockholders meeting. These options will be immediately exercisable upon grant and have a term of ten years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 1999, Messrs. Benson, Kline, Robinson, Shultz and White served on the compensation committee. Mr. Considine served as chairman of the board and chief executive officer of the Company and Commercial Assets and is chairman of the board and chief executive officer of AIMCO.

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

      During 1999, the five directors who were not members of management comprised the compensation committee. Effective November [10], 2000, Messrs. Kline, Robinson, Schultz and White resigned their respective positions as directors of the Company and members of the compensation committee. Currently, the three directors who are not members of management constitute the compensation committee. The compensation committee:

      o determines the compensation of the Chief Executive Officer and the Vice Chairman of our Board of Directors;

      o reviews and approves the compensation of other corporate officers holding executive positions;

      o reviews the general compensation and benefit practices of the Company;
            and

      o     administers our compensation and stock incentive plans.

The compensation committee considers various factors including:

      o     recruitment, motivation and retention of our management team;

      o alignment of management financial rewards with stockholder objectives for total return (dividend income plus share price appreciation); and

      o reasonability in consideration of all the facts, including total return, the size and complexity of the Company and the practices of other real estate investment trusts.

Compensation of senior management is comprised of Base Compensation, Discretionary Compensation and Incentive Compensation. The policy of the compensation committee is to set Base Compensation at or below the median paid by comparable companies to executive officers with comparable responsibilities, to utilize Discretionary Compensation, generally cash and not more than Base Compensation, to reward specific achievements, and to make the chief financial reward Incentive Compensation which is tied directly to the creation of stockholder value.

BASE COMPENSATION. The compensation committee determined 1999 Base Compensation for the Chief Executive Officer and the Vice Chairman of our Board, reviewed and approved 1999 Base Compensation for other senior management based upon the recommendation of the Chief Executive Officer and Vice Chairman and considered such 1999 Base Compensation reasonable. Base Compensation for the Chief Executive Officer and Vice Chairman of our Board of Directors for 1998-2000 consists of options to purchase 300,000 and 100,000 shares, respectively, of the Company's common stock at $19.375 per share.

DISCRETIONARY COMPENSATION. For 1999, the compensation committee considered, among other things:

      o the achievement of the 1999 objective for per share Adjusted Funds From Operations;

      o     our growth in size and complexity during 1999;

      o the number and size of 1999 acquisitions by Commercial Assets and their financings;

      o     the achievement of a proposed merger agreement with Commercial
            Assets; and

      o     our total return for 1999 as compared to the Morgan Stanley
            REIT Index.

No Discretionary Compensation was awarded to senior management.

INCENTIVE COMPENSATION. The compensation committee bases Incentive Compensation primarily by reference to "Excess Value Added," calculated as the amount, if any, by which our total return exceeds total returns achieved by other real estate investment trusts (as measured by Morgan Stanley REIT Index) multiplied by the weighted average market value of our stock and OP Units outstanding during the measurement period.

In 1999, our total return was a negative 6% which was less than the negative 5% Total Return of the Morgan Stanley REIT Index. The compensation committee awarded no Incentive Compensation in 1999 to either the Chief Executive Officer or Vice Chairman of our Board and approved no awards to other senior management.

CHIEF EXECUTIVE OFFICER AND VICE CHAIRMAN OF THE BOARD OF
DIRECTORS. In determining the compensation for the Chief Executive Officer and Vice Chairman, the compensation committee considered, among other things, our 1999 financial performance:

      o     Total Return for 1999 of a negative 6%;

      o investment of $47 million by Commercial Assets in manufactured home communities in 1999;

      o     agreement to merge with Commercial Assets; and

      o increase in leasing of previously unleased homesites from 44 in 1998 to 147 in 1999.

EQUITY TRANSACTIONS IN SUPPORT OF COMPENSATION OBJECTIVES

The compensation committee has determined that we are well served by the alignment of interest that occurs when senior management has the same financial interests as do other stockholders. To promote this end, the compensation committee and the Board of Directors have:

      o structured Board annual compensation to be paid in stock options and annual director's fees paid in stock with meeting fees paid in cash;

      o structured Base Compensation of Chief Executive Officer, Vice Chairman and President for 1998-2000 entirely in options to acquire stock at 100% of then current value; and

      o granted to other senior management options to acquire stock at 100% of then current value which are fully vested only after three or five years.

Date: March 14, 2000

                                    BRUCE D. BENSON (Chairman)
                                    ELLIOT H. KLINE
                                    RICHARD L. ROBINSON
                                    TIM SCHULTZ
                                    WILLIAM J. WHITE



THE ABOVE REPORT WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE
SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE SAME BY REFERENCE.


                            PERFORMANCE GRAPH

      The following graph compares the change in the cumulative total return of the Company's common stock for the period from March 31, 1997, which was the quarter-end immediately prior to the date we made our first investment in manufactured home communities, through December 31, 1999, with (1) the cumulative total return of the Standard & Poor's 500 Stock Index and (2) a peer group consisting of Chateau Communities, Inc., Sun Communities, Inc. and Manufactured Home Communities, Inc., each a company in the manufactured home community business.

      The following graph was prepared based on the following assumptions:
(1) an initial investment of $100 was invested at the close of business on March 31, 1997 in (a) common stock of the Company; (b) stock of the companies in the Standard & Poor's 500 Index; and (c) stock of the companies in our peer group index; and (2) all dividends received were reinvested. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

------------------------------------------------------------------------------
      Name        3/31/97     12/31/97    12/31/98      12/31/99
      ----
      Company        $100        $120       $ 76         $ 67
      S&P 500        $100        $128       $165         $200
      Peer Group     $100        $125       $125         $117

      This Performance Graph shall not be incorporated into any future filings with the Securities and Exchange Commission.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             AND MANAGEMENT

      The table below sets forth, as of November 17, 2000, the number of shares of the Company's common stock beneficially owned by: (1) each person known by us to be a beneficial owner of more than 5% of the Company's common stock; (2) all directors, individually, and each executive officer that holds the Company's common stock, individually; and (3) all of our directors and executive officers as a group, which information was furnished in part by each such person.


                                                   Amount and
                                                    Nature of
                                                   Beneficial       Percent of
NAME AND ADDRESS OF BENEFICIAL OWNER(1)             Ownership         Class (2)
Terry Considine (3)                                   801,753           %
Thomas L. Rhodes (4)                                  311,576           %
Bruce E. Moore (5)                                    229,363           %
Bruce D. Benson (6)                                   198,293           %
Robert G. Blatz                                        53,333           *
Joseph W. Gaynor (7)                                   48,414           *
Todd Sheets                                                 *
Shannon Smith                                               *
The Wilder Corporation of Delaware (8)                601,891           %


        3000 Gulf-to-Bay Blvd., 6th Floor
        Clearwater, Florida 34619
All directors and executive officers as
  a group (7 persons)                                                   %

-----------
* Denotes ownership of less than 1% of the outstanding shares of the Company's common stock.

(1) Includes, where applicable, shares owned by such person's minor children and spouse and by other related individuals and entities. Unless otherwise indicated, such person has sole voting and investment power as to the shares listed. Unless otherwise indicated, such person's business address is 2637 McCormick Drive, Clearwater, Florida 33759. Excludes units of limited partnership of Asset Investors Operating Partnership ("OP Units") that are not redeemable within 60 days.
(2) All shares which a person had the right to acquire within 60 days after the record date were deemed to be outstanding for the purpose of computing the "Percent of Class" owned by such person but were not deemed to be outstanding for the purpose of computing the "Percent of Class" owned by any other person. At the record date, 8,478,675 shares were outstanding.
(3) Includes shares held by Titahotwo Ltd. and Titahothree Ltd., in which Mr. Considine serves as a general partner. Includes 220,339 options exercisable and 266,130 OP Units redeemable within 60 days.
(4) Includes 75,470 options exercisable and 168,037 OP Units redeemable within 60 days.
(5) Includes 8,721 shares of the Company's common stock owned by Brandywine Real Estate Management Services Corporation, an entity in which Mr. Moore owns a 50% interest, and 166,667 options exercisable and 25,355 OP Units redeemable within 60 days.
(6) Includes 49,563 options exercisable and 75,160 OP Units redeemable within 60 days.
(7) Includes 2,512 shares held by the Joseph William Gaynor Family Trust dated 10- 28-83 of which Mr. Gaynor is the sole trustee.
(8)   Includes 56,960 OP Units redeemable within 60 days.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      TRANSACTIONS INVOLVING MESSRS. MOORE AND GAYNOR. During 1999, two property management companies (collectively, "AIC Property Management") received property management and accounting fees of $672,000 from communities in which we owned an interest and $172,000 from communities in which Commercial Assets owned an interest. We owned 50% of AIC Property Management and Community Management Investors Corporation ("CMIC") owned 50% of AIC Property Management. Mr. Moore owns 35% and Mr. Gaynor owns 20% of CMIC. In order for AIC Property Management to provide the above services, AIC Property Management utilized staff and resources of Brandywine Financial Services Corporation and its affiliates ("Brandywine"). Mr. Moore is the founder and was the Chief Executive Officer of Brandywine prior to his appointment as our President and Chief Operating Officer. Effective January 1, 2000, we purchased CMIC's 50% interest in AIC Property Management in exchange for a note payable in the amount of $2,120,000 that was scheduled to mature in January 2001. We prepaid the note in full in September 2000 and paid $126,041.52 in interest on the note in 2000.

      Brandywine Commercial Services Corporation ("Services Corp."), an affiliate of Brandywine, has provided maintenance services to both our communities and Commercial Assets communities. Mr. Moore owned 50% of Services Corp. during 1999. Services Corp. received fees of $1,725,000 from our communities and $658,000 from Commercial Assets communities for maintenance services provided during 1999. Effective January 1, 2000, we purchased 100% of Services Corp.'s assets and operations for $30,000 and the assumption of leases on equipment used by Services Corp.

      Brandywine Home Sales Corporation ("Sales Corp."), an affiliate of Brandywine, has provided real estate brokerage services for both new home sales and existing home resales in our communities. During 1999, Sales Corp. received commissions from us, Commercial Assets or the homeowner depending on the circumstances. Mr. Moore owned 50% of Sales Corp. during 1999. Sales Corp. received sales commissions during 1999 as follows:

            From our communities                $ 45,000
            From Commercial Assets communities  $ 46,000
            From homeowners                     $293,000

Effective January 1, 2000, we purchased 100% of Sales Corp.'s activities and its inventory of homes located at our communities for (1) $100,000 cash, (2) the assumption of $487,000 in the third-party debt, and (3) the cancellation of $64,000 in loans from us.

      Effective January 1, 2000, we purchased four communities and undeveloped homesites at three other communities from entities in which Mr. Gaynor has a 31% interest (the "CADC Properties"). During 1999, we held participating mortgages secured by the CADC properties. The purchase price for the CADC Properties was $36,816,000 and was paid as follows:

     o      Issuance of 44,572 OP Units at an assigned value of $496,000,
     o      Cancellation of $24,851,000 in loans from us involving the CADC
            Properties,
     o      Assumption of $10,704,000 in third-party debt, and
     o      $765,000 cash.

      OTHER TRANSACTIONS. Asset Investors Equity, Inc. ("AIE") and AIC Manufactured Housing Corp. ("AICMHC" and collectively with AIE, the "Service Subsidiaries") engaged in activities and received fees that would not otherwise have been permitted under the tax rules governing REITs. In order to allow us to maintain our REIT status for federal income tax purposes, Messrs. Considine and Rhodes, directly or indirectly, equally owned some or all of the outstanding voting common stock of the Service Subsidiaries. We owned all of the outstanding non-voting common stock of each of the Service Subsidiaries.

      Messrs. Considine and Rhodes acquired all of the outstanding voting common stock of AICMHC in 1997 for $27,000. This represents 5% of the outstanding capital stock of AICHMC. We acquired the remaining 95%, in the form of non-voting common stock, for $509,485. Messrs. Considine and Rhodes each acquired their shares of AICMHC's voting common stock in exchange for a $13,500 promissory note bearing 7% interest. Messrs. Considine and Rhodes paid $5,000 in interest through December 31, 1999.

      Messrs. Considine and Rhodes owned 70% of the outstanding voting common stock of AIE through June 1999. This represented 3.5% of the outstanding capital stock of AIE. AICHMC owned the remaining outstanding shares of voting common stock which represented 1.5% of the outstanding capital stock of AIE. We owned the remaining 95% of AIE's capital stock in the form of non-voting common stock. In June 1999, Messrs. Considine and Rhodes sold all of their shares of AIE's voting common stock to AICMHC in exchange for AICMHC's assumption of the outstanding balances on their promissory notes to AIE totaling $168,000. The promissory notes were originally issued in connection with Messrs. Considine's and Rhodes's purchase of AIE voting common stock. All distributions by AIE to Messrs. Considine and Rhodes prior to the June 1999 sale were used by them to pay interest and principal on these notes. Effective September 26, 2000, AIE was liquidated and dissolved. Effective September 25, 2000, AICMHC was merged with and into the Company.

      We lease a recreational vehicle park which we would not otherwise be permitted to operate under the tax rules governing REITs to AIC RV Management Corp. ("AIC RV Management"), an entity that is owned equally by Messrs. Considine and Rhodes. During 1999, AIC RV Management paid aggregate lease payments of $366,000 to us. As of December 31, 1999, AIC RV Management has $80,000 in loans from us which bear interest at a rate of 10% per annum.

      TRANSACTIONS INVOLVING MR. RHODES. During 1999, Commercial Assets paid finder's fees of $225,000 to Thomas L. Rhodes II, the adult son of Thomas L. Rhodes, the vice chairman of the Company. These fees were paid in connection with Commercial Assets' acquisition of manufactured home communities and represent 1% of the cost of acquisition. Commercial Assets' management believes the finder's fees paid to Thomas L. Rhodes II were consistent with similar arrangements in the industry.

      TRANSACTIONS INVOLVING MR. BLATZ. On September 13, 1999, the Company loaned $538,000 to Mr. Blatz, our chief operating officer and secretary, which he used to exercise certain stock options granted to him by the Company in 1999. The loan bears interest at 7.5% and matures September 12, 2009.

      TRANSACTIONS INVOLVING MR. GAYNOR. On April 18, 2000, the Company loaned $440,000 to Mr. Gaynor, our vice president-development, which he used to exercise certain stock options granted to him by the Company in 1999. The loan bears interest at 7.5% and matures April 18, 2010.

      See also "Compensation Committee Interlocks and Insider Participation."


            COMPANY'S RELATIONSHIP WITH INDEPENDENT AUDITORS

      Our Board of Directors appointed the firm of Ernst & Young LLP to audit the financial statements of the Company through December 31, 2000. A representative of Ernst & Young LLP is expected to be present at the annual meeting and available to respond to appropriate questions. Ernst & Young LLP has indicated that it will not make a statement, although an opportunity for a statement will be provided. Stockholders are not being requested to ratify this appointment.

                              OTHER MATTERS

            We know of no matters to be brought before the annual meeting other than as set forth herein. However, if any such other matters are properly presented to the stockholders for action at the annual meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                  STOCKHOLDER PROPOSALS TO BE INCLUDED
                       IN THE 2001 PROXY STATEMENT

            Stockholder proposals to be considered for inclusion in the proxy statement for the 2001 annual meeting of stockholders must be received by us on or before February 15, 2001.



                              BY ORDER OF THE BOARD OF DIRECTORS,

                              Terry Considine
                              Chairman of the Board and
                              Chief Executive Officer

November ___, 2000




                                                                    ANNEX A

          PROPOSED AMENDMENT TO COMPANY'S AMENDED AND RESTATED
                      CERTIFICATE OF INCORPORATION


RESOLVED, that Article FOURTH ("Stock") of the Company's Amended and Restated Certificate of Incorporation be deleted in its entirety and the following substituted in lieu thereof:


            "FOURTH: Stock.

            4.1 The total number of shares of stock which the Corporation shall have authority to issue is 13,000,000 shares of capital stock, consisting of 12,000,000 shares of Common Stock, each having a par value of $.01 (the "Common Stock"), and 1,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock")."




                                                                    ANNEX B




AMERICAN LAND LEASE, INC.
AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. [Note: Some audit committees may wish to have a discussion with management and the independent auditors prior to the quarterly earnings press release.] Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10- K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.


                                ANNEX C

                         AMERICAN LAND LEASE, INC.
      ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 20, 2000 THIS PROXY IS
               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Terry Considine, Thomas L. Rhodes and Bruce
E. Moore, jointly and severally, proxies with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of American Land Lease, Inc. held of record by the undersigned on November ___, 2000, at the Annual Meeting of Stockholders to be held on December 20, 2000, and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1
AND 2 BELOW

1.    ELECTION OF ONE DIRECTOR TO CLASS I OF THE BOARD OF
      DIRECTORS.  (Check one box only):

[   ] FOR nominee listed below : [  ] WITHHOLD authority to vote for nominee listed below:

      Todd Sheets


2.    AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
      TO REDUCE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK.

      [   ]  FOR        [  ]  AGAINST        [  ]  ABSTAIN

3.    IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
      PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
      THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS THEREOF.

THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS AND ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

DATED           , 2000


                                               (Sign Here)

PROXY
                                    (Sign Here, if Held Jointly)
                              Please sign EXACTLY as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. All joint owners should sign. If a corporation, sign in full corporate name by an authorized officer. If in a partnership, sign in partnership name by an authorized person.